© 2021 Novelis NOVELIS Q4 AND FULL FISCAL YEAR 2021 EARNINGS CONFERENCE CALL May 12, 2021 Steve Fisher President and Chief Executive Officer Dev Ahuja Senior Vice President and Chief Financial Officer Exhibit 99.2

© 2021 Novelis SAFE HARBOR STATEMENT Forward-looking statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward- looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward looking statements in this presentation are statements about our expectations that impacts of the semi-conductor shortage on OEM production will be short-term. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing including in connection with potential acquisitions and investments; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations; breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third- party responses to the ongoing COVID-19 outbreak; risks arising out of our acquisition of Aleris Corporation including risks inherent in the acquisition method of accounting; disruption to our global aluminum production and supply chain as a result of COVID-19; changes in government regulations, particularly those affecting taxes, derivative instruments, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our credit facilities and other financing agreements; and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors are included under the caption "Risk Factors" in our upcoming Annual Report on Form 10-K for the fiscal year ended March 31, 2021. 2

FY21 HIGHLIGHTS

Novelis

- Top priority remains the safety, health and well-being of our employees, facilities and communities
- Achieved record shipments, EBITDA and free cash flow as a result of successful integration of Aleris, diverse product portfolio and global footprint
- Reaching integration milestones ahead of expectations
- Organic capital investments well-positioned to capture robust market demand
- Announced ambitious sustainability commitments to help build a more circular economy and diverse workforce



Annual Shipments
(kilotonnes)
3,067
3,188
3,274
3,273
3,613
FY17
FY18
FY19
FY20
FY21



Annual Adjusted EBITDA
($ millions)
1,085
1,215
1,368
1,472
1,714
FY17
FY18
FY19
FY20
FY21



Free cash flow from cont. operations
FCF from CO before capex ($ millions)
585
632
761
994
1,225
FY17
FY18
FY19
FY20
FY21

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© 2021 Novelis With AlerisWith Aleris GROWTH THROUGH ACQUISITION 4 $175 $225 $275 $325 $375 $425 $475 $525 Q1FY18 Q2FY18 Q3FY18 FY18 Q1FY19 Q2FY19 Q3FY19 FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21700 800 900 1,000 Q1FY18 Q2FY18 Q3FY18 FY18 Q1FY19 Q2FY19 Q3FY19 FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY21 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Quarterly Adjusted EBITDA Trend ($ millions) Quarterly Shipment Trend (kilotonnes) FY18 FY19 FY20 FY21 FY18 FY19 FY20 FY21  Achieving strategic rationale for Aleris acquisition  Growing and diversifying product & customer portfolio  Contributed $200 million of Adjusted EBITDA in FY21  Achieved $79 million run-rate combination synergies through Q4  Groundbreaking for new ~$325-375 million cold mill in Zhenjiang, China, mid-FY22 85 79 120 65 65 $0 $25 $50 $75 $100 $125 $150 $175 $200 Acquisition base case estimate Run-rate actuals through Q4FY21 Current forecast Run-Rate Acquisition Synergies ($ millions) Combination Strategic (China)

ORGANIC GROWTH ON TRACK

Novelis

- New automotive finishing lines began commissioning in FY21
  - Commercial shipments began in Q4, customer qualifications underway
  - 200kt US greenfield expansion in Kentucky, U.S.
  - 100kt brownfield expansion in Changzhou, China
  - Increases total automotive finishing capacity to ~1 million tonnes across North America, Europe and China
- Brazil rolling & recycling capacity expansion on track
  - Recycling expansion to commission end of Q1
  - Rolling capacity upgrades on track for end of FY22



Guthrie pre-treatment and Pinda recycling melter lines

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© 2021 Novelis FOCUSED APPROACH DRIVING RESULTS 6  Continuous improvement mindset  Balanced approach to key fundamentals that drive business performance  ROCE will be the outcome, enabling reinvestment for further growth  Legacy Novelis plants achieved significant improvement over past five years  Customer satisfaction ratings consistently at or above 90% over last three years  Reduced unplanned downtime and PPM defects  Released over 100kt of capacity through improved recovery rates

SHAPING A SUSTAINABLE WORLD TOGETHER

Novelis

- Novelis is the largest recycler of aluminum in the world
- Recycling and sustainability are central to Novelis' values, our business model, and our purpose of Shaping a Sustainable World Together
- Since establishing our baseline averages* we have achieved:

31% reduction in greenhouse gas emissions

26% reduction in water intensity

40% reduction in non-dross waste to landfill

25% reduction in energy intensity

*Baseline averages of Fiscal 2007-09; legacy Novelis only

Percentage of Recycled Content in our Products


30%
46%
49%
53%
55%
57%
61%
59%
61%
Average FY07-09 baseline
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21*

*FY21 includes Aleris, prior years legacy Novelis only



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© 2021 Novelis OUR COMMITMENTS & GOALS 8 10% Reduction in Energy use by 2026 10% Reduction in Water use by 2026 20% Reduction in Waste to landfill by 2026 * Net Carbon Neutral by 2050 30% reduction in C02 footprint by 2026 * *Includes Scopes 1-3 Greenhouse Gas Emissions and Waste based on Fiscal Year 2016 Baseline Increase representation of women to: 30% in leadership roles by 2024 15% in senior technical roles by 2024

© 2021 Novelis FINANCIAL HIGHLIGHTS

© 2021 Novelis Q4 FISCAL 2021 FINANCIAL HIGHLIGHTS  Net income from continuing operations $180 million, up 186%; Excluding tax-effected special items*, net income of $172 million up 12%  Sales up 33% to $3.6 billion  Total FRP Shipments up 21% to record 983 kilotonnes  Adjusted EBITDA up 32% to record $505 million  Includes $60 million contribution from acquired Aleris business  Adjusted EBITDA per ton $514 10 Q4FY21 vs Q4FY20 *Tax-effected special items may include restructuring & impairment, metal price lag, gain/loss on assets held for sale, loss on extinguishment of debt, loss on sale of business, business acquisition and other integration costs. Adjusted EBITDA bridge, $ Millions 383 200 7 (65) (35) 15 505 Q4FY20 Volume Price/Mix Operating CostSG&A, R&D and Other FX Q4FY21

© 2021 Novelis Q4 SEGMENT RESULTS 11 Q4 Shipments +36% EBITDA +43%  Contribution of Aleris B&C and specialty business  Strong can demand driven by continued high at- home consumption  Higher automotive comparing initial PY pandemic shutdowns  Tighter metal spreads reducing recycling benefit pricing $122 $174 0 50 100 150 200 250 300 350 $0 $50 $100 $150 $200 $250 Q4FY20 Q4FY21 Shipments (kts) Adjusted EBITDA ($ millions) N or th A m er ic a E ur op e Q4 Shipments +24% EBITDA +21%  Addition of Aleris business  Higher can and automotive shipments  Favorable costs on metal mix  Unfavorable timing impact of PY customer contractual obligation $86 $104 0 50 100 150 200 250 $0 $25 $50 $75 $100 $125 $150 Q4FY20 Q4FY21

© 2021 Novelis Q4 Shipments +8% EBITDA +18%  Record can shipments  Favorable metal spreads and mix  Favorable FX  Unfavorable can pricing related to annual inflationary pass through Q4 Shipments +9% EBITDA +39%  Record automotive shipments  Addition of Aleris Aerospace & Commercial Plate business  Recycling benefit from higher aluminum prices  Favorable FX cash flow hedge  Higher freight cost from constrained ocean vessel availability across Asia Q4 SEGMENT RESULTS 12 $56 $78 0 50 100 150 200 $0 $25 $50 $75 $100 Q4FY20 Q4FY21 A si a S ou th A m er ic a Shipments (kts) Adjusted EBITDA ($ millions) $112 $132 0 25 50 75 100 125 150 175 $0 $25 $50 $75 $100 $125 $150 $175 Q4FY20 Q4FY21

© 2021 Novelis FULL YEAR FISCAL 2021 FINANCIAL HIGHLIGHTS  Net income from continuing operations $458 million, up 9%; Excluding tax-effected special items*, net income of $561 million down 5%  Sales up 9% to $12.3 billion  Total FRP Shipments up 10% to 3,613 kilotonnes  Adjusted EBITDA up 16% to $1,714 million  Includes $200 million contribution from acquired Aleris business 13 FY21 vs FY20 *Tax-effected special items may include restructuring & impairment, metal price lag, gain/loss on assets held for sale, loss on extinguishment of debt, loss on sale of business, business acquisition and other integration costs. Adjusted EBITDA bridge, $ Millions 1,472 431 (79) (95) (48) 33 1,714 FY20 Volume Price/Mix Operating Cost SG&A, R&D and Other FX FY21

© 2021 Novelis FREE CASH FLOW AND NET LEVERAGE 14 FY21 FY20 Adjusted EBITDA 1,714 1,472 Interest paid (240) (222) Taxes paid (169) (172) Capital expenditures (485) (610) Working capital & other (80) (84) Free cash flow from continuing operations 740 384 Free cash flow from discontinued operations (128) - Free cash flow 612 384 Free cash flow from continuing operations before capex 1,225 994 $ Millions  Record free cash flow generation  Prudent capital spending in fiscal year 2021  Rapid reduction in net leverage to 2.9x, down from 3.8x at acquisition close in Q1  Maintain very strong liquidity $2.2 billion at March 31, 2021 Net Leverage ratio Net debt/TTM Adjusted EBITDA 2.1x end of FY20 3.8x post- acquisition Q1FY21 2.9x end of FY21 0.0 1.0 2.0 3.0 4.0 5.0 FY18 FY19 FY20 FY21 FY18 FY19 FY20 FY21

© 2021 Novelis DEBT REDUCTION & REFINANCING 15  Strong cash flow and divestment proceeds reduced gross debt by ~$2 billion since acquisition Q1FY21  ~$900 million mainly ABL, regional borrowings and other revolving credit facilities  Full repayment of $1.1 billion short term bridge loan  Refinanced $1.1 billion of $1.7 billion 2017 term loans  New $500 million 2021 secured term loan due 2028  New €500 million 3.375% senior unsecured green bond in Europe (~US$588 million) due 2029  2017 term loan balance to be repaid before maturity in 2022  Recognized performance resulted in credit rating upgrades in March 2021  Moody’s Investor Services upgraded the corporate family rating of Novelis Inc. to Ba3 from B1  S&P Global Ratings raised their issue-level rating on Novelis’ unsecured notes to ‘BB-’ from ‘B+’ 5.6 8.0 7.3 6.6 6.0 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Gross Principal Debt $ billions Debt Maturity Profile* $ millions 1,500 628 767 500 1,500 1,600 588 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ABL Revolver 2017 Term Loans 2020 Term Loans New 2021 Term Loans Sr Unsecured Notes New Sr Unsecured Green Notes *Debt maturity profile excludes short-term borrowings and lease obligations, $124 million Zhenjiang term loans, $76 million China bank loans.

NOVELIS CAPITAL ALLOCATION FRAMEWORK

Novelis

Reinvest in Core Business	▪ Identified 5-year organic growth capital expenditures ~$1.5 billion ▪ ~$300 million annual maintenance capital expenditures over next five years ▪ FY22 total capital expenditures $600-700 million
Execute Debt Reduction Plan	▪ $2.6 billion total debt reduction plan from Q1 FY21 through end of FY22 ▪ Target ~2.5x net leverage over the medium-term
Maintain Adequate Liquidity	▪ Significant unlevered free cash flow generation fuels growth and ongoing liquidity ▪ Maintain ~$1.5-2.0 billion of ongoing liquidity through combination of cash and availability under committed credit facilities
Capital Repatriation to Shareholders	▪ Initiating annual capital repatriation of ~8-10% of free cash flow before growth capex to ownership group (Hindalco)

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© 2021 Novelis OUTLOOK & SUMMARY

END MARKET OUTLOOK

Novelis

End market	Outlook	2021 market demand*	% of YTD Revenue
Beverage Can	▪ Customers continue to request increased volumes in all regions ▪ Demand driven by ongoing high off-premise consumption and package mix shift driven by preference for sustainable beverage packaging options ▪ Significant can making expansions announced next 2-3 years across all regions	3-6%	50%
Automotive	▪ Strong demand driven by new program adoption and increased production of SUVs, pick-up trucks, electric vehicles and premium vehicles ▪ Semi-conductor shortage to have limited short-term impact on OEM production and sheet demand	25-30%	20%
Specialty	▪ Favorable housing fundamentals in the US and Europe driving strong B&C demand ▪ Strong demand across markets, including electronics, heat exchangers, container and transportation products	5-10%	26%
Aerospace	▪ Vaccine rollout a positive, but do not expect significant improvement in CY21 as consumer air travel remains restricted ▪ Heavily overstocked Aerospace supply chain; bookings improving but recovery could be prolonged and uneven	5-10%	3%

*CY 2021 vs 2020 estimated end market growth, Novelis internal estimates

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© 2021 Novelis SUMMARY 19  Exceptional performance driven by diversified product portfolio, operational excellence, and expanded global presence  Favorable demand trends for aluminum FRP across most end markets continue  Integration of Aleris driving synergies and value capture  Significant cash flow generation to allow organic investment for continued growth  Working across the value chain to enhance the sustainability of our products

© 2021 Novelis THANK YOU QUESTIONS?

© 2021 Novelis APPENDIX

NET INCOME RECONCILIATION TO ADJUSTED EBITDA

Novelis

(in $ m)	Q1	Q2	Q3	Q4	FY20	Q1	Q2	Q3	Q4	FY21
Net income (loss) attributable to our common shareholder	**127**	**123**	**107**	**63**	**420**	**(79)**	**(37)**	**176**	**176**	**236**
- Noncontrolling interests	-	-	-	-	-	-	-	1	-	1
- Income tax provision	63	45	49	21	178	(29)	68	80	119	238
- Interest, net	62	58	57	57	234	67	69	63	59	258
- Depreciation and amortization	88	88	91	94	361	118	141	137	147	543
EBITDA	**340**	**314**	**304**	**235**	**1,193**	**77**	**241**	**457**	**501**	**1,276**
- Unrealized (gain) loss on derivatives	(6)	(3)	(6)	11	(4)	33	(6)	(13)	(3)	11
- Realized loss (gain) on derivative instruments not included in segment income	2	1	(1)	(2)	-	3	1	(2)	(1)	1
- Adjustment to reconcile proportional consolidation	15	14	13	15	57	14	15	13	14	56
- (Gain) loss on sale of fixed assets	(1)	(1)	1	2	1	(2)	-	2	1	1
- Loss on extinguishment of debt	-	-	-	71	71	-	-	-	14	14
- Purchase price accounting adjustments	-	-	-	-	-	28	1	-	-	29
- Loss from discontinued operations, net of tax	-	-	-	-	-	18	11	18	4	51
- Loss on sale of discontinued operations, net of tax	-	-	-	-	-	-	170	-	-	170
- Restructuring and impairment, net	1	32	3	7	43	1	7	20	1	29
- Metal price lag (income) expense	2	5	11	20	38	20	12	-	(26)	6
- Business acquisition and other integration costs	17	12	17	17	63	11	-	-	-	11
- Other, net	2	-	1	7	10	50	3	6	-	59
Adjusted EBITDA	**$372**	**$374**	**$343**	**$383**	**$1,472**	**$253**	**$455**	**$501**	**$505**	**$1,714**

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FREE CASH FLOW AND LIQUIDITY

Novelis

(in $ m)	Q1	Q2	Q3	Q4	FY20	Q1	Q2	Q3	Q4	FY21
Cash provided by (used in) operating activities – continuing operations	59	243	170	501	973	(123)	496	275	561	1,209
Cash provided by (used in) investing activities – continuing operations	(151)	(130)	(127)	(178)	(586)	(2,643)	(183)	(101)	(152)	(3,079)
Plus: Cash used in Acquisition of a business, net of cash acquired	-	-	-	-	-	2,550	64	-	-	2,614
Plus: Accrued merger consideration	-	-	-	-	-	70	(60)	(10)	-	-
Less: (proceeds) outflows from sale of assets, net of transaction fees, cash income taxes and hedging	(2)	(1)	-	-	(3)	-	(2)	(2)	-	(4)
Free cash flow from continuing operations	**$(94)**	**$112**	**$43**	**$323**	**$384**	**$(146)**	**$315**	**$162**	**$409**	**$740**
Net cash used in operating activities – discontinued operations	-	-	-	-	-	(15)	(16)	(47)	(4)	(82)
Net cash provided by investing activities – discontinued operations	-	-	-	-	-	10	207	140	-	357
Less: Proceeds from sale of assets and businesses, net of transaction fees, cash income taxes and hedges - discontinued operations	-	-	-	-	-	-	(223)	(180)	-	(403)
Free cash flow	**$(94)**	**$112**	**$43**	**$323**	**$384**	**$(151)**	**$283**	**$75**	**$405**	**$612**
Capital expenditures	164	141	125	180	610	112	114	107	152	485

(in $ m)	Q1	Q2	Q3	Q4	FY20	Q1	Q2	Q3	Q4	FY21
Cash and cash equivalents	859	935	1,031	2,392	2,392	1,729	1,627	1,164	998	998
Cash and cash equivalents of discontinued operations	-	-	-	-	-	89	-	-	-	-
Availability under committed credit facilities	870	875	838	186	186	308	1,005	1,226	1,216	1,216
Liquidity	**$1,729**	**$1,810**	**$1,869**	**$2,578**	**$2,578**	**$2,126**	**$2,632**	**$2,390**	**$2,214**	**$2,214**

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© 2021 Novelis NET DEBT 24 (in $ m) Q1 Q2 Q3 Q4 FY20 Q1 Q2 Q3 Q4 FY21 Long-term debt, net of current portion 4,327 4,338 4,355 5,345 5,345 5,671 6,767 6,295 5,653 5,653 Current portion of long-term debt 19 19 19 19 19 50 55 59 71 71 Short-term borrowings 53 14 51 176 176 2,176 393 151 236 236 Cash and cash equivalents (859) (935) (1,031) (2,392) (2,392) (1,729) (1,627) (1,164) (998) (998) Net debt $3,540 $3,436 $3,394 $3,148 $3,148 $6,168 $5,588 $5,341 $4,962 $4,962